Exhibit 99.1

MALACHITE INNOVATIONS REPORTS FIRST QUARTER 2023 RESULTS

CLEVELAND, OHIO – (May 31, 2023) – MALACHITE INNOVATIONS, INC. (OTC Mkts: MLCT) (“Malachite”), a public company focused on improving the health and wellness of people and the planet, reported its results for the quarter ended March 31, 2023.

Malachite’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 was filed with the Securities and Exchange Commission on May 15, 2023 and is available for viewing at https://malachiteinnovations.com/investors/. Since the information provided in this press release is limited to selected financial and operational information, investors and interested parties are encouraged to read Malachite’s full Form 10-Q available on its website.

Michael Cavanaugh, Malachite’s CEO, commented, “I am proud to report that the dedication and commitment of our new mission-driven team is beginning to be reflected in our financial results.” Cavanaugh continued, “With our 1Q 2023 results, Malachite has now posted its third consecutive quarter of record sales and has achieved positive Adjusted EBITDA and cash flow from operations over the last 12-month period, which is a major accomplishment given the dire state of the company when our current management team took over in May 2019. Our team remains laser-focused on executing our new impact investing strategy by building valuable core competencies within our various operating businesses and targeting segments in the environmental services marketplace where we have differentiated and sustainable competitive advantages. We remain steadfast in our vision of making today better than yesterday, and tomorrow better than today.”

First Quarter 2023 Financial Highlights

○	Revenue | $3,014,887 in 1Q 2023 versus $0 in 1Q 2022, an increase of $3,014,887, and $7,847,165 in the last 12-month (“LTM”) period ending March 31, 2023 versus $0 in the LTM period ending March 31, 2022, an increase of $7,847,165.

○	Gross Profit | $649,002 in 1Q 2023 versus $0 in 1Q 2022, an increase of $649,002, and $2,042,254 in the LTM period ending March 31, 2023 versus $0 in the LTM period ending March 31, 2022, an increase of $2,042,254.

○	Operating Income (Loss) | ($183,223) in 1Q 2023 versus ($443,671) in 1Q 2022, an improvement of $260,448, and ($839,985) in the LTM period ending March 31, 2023 versus ($2,156,370) in the LTM period ending March 31, 2022, an improvement of $1,316,385.

○	Net Income (Loss) | ($226,860) in 1Q 2023 versus ($447,974) in 1Q 2022, an improvement of $221,114, and ($851,062) in the LTM period ending March 31, 2023 versus ($2,160,943) in the LTM period ending March 31, 2022, an improvement of $1,309,881.

○	Adjusted EBITDA | $170,961 in 1Q 2023 versus ($443,671) in 1Q 2022, an improvement of $614,632, and $412,437 in the LTM period ending March 31, 2023 versus ($1,858,656) in the LTM period ending March 31, 2022, an improvement of $2,271,093.

○	Cash Flow from Operations | $675,796 in 1Q 2023 versus ($394,181) in 1Q 2022, an improvement of $1,069,977, and $466,199 in the LTM period ending March 31, 2023 versus ($1,759,925) in the LTM period ending March 31, 2022, an improvement of $2,226,124.

First Quarter 2023 Consolidated Financial Highlights

	1Q 2022	1Q 2023	1Q 2022 LTM	1Q 2023 LTM
Revenue	$-	$3,014,887	$-	$7,847,165
Cost of Goods Sold	-	2,365,885	-	5,804,911
Gross Profit	-	649,002	-	2,042,254
Operating Expenses	443,671	832,225	2,156,370	2,882,239
Operating Income (Loss)	(443,671)	(183,223)	(2,156,370)	(839,985)
Other Income	(4,303)	(43,637)	(4,573)	(11,077)
Net Income (Loss)	(447,974)	(226,860)	(2,160,943)	(851,062)
Non-Cash Expenses	-	354,184	297,984	1,142,987
Working Capital Changes	53,793	548,472	103,034	174,274
Cash Flow from Operations	$(394,181)	$675,796	$(1,759,925)	$466,199
Gross Profit Margin %	0.0%	21.5%	0.0%	26.0%
Operating Profit Margin %	0.0%	-6.1%	0.0%	-10.7%
Net Income Margin %	0.0%	-7.5%	0.0%	-10.8%
Cash Flow from Operations Margin %	0.0%	22.4%	0.0%	5.9%

First Quarter 2023 Segmented Financial Highlights

	1Q 2022	1Q 2023	1Q 2022 LTM	1Q 2023 LTM
Revenue
Environmental	$-	$2,988,487	$-	$7,820,765
Biochar	-	-	-	-
Mitigation Banking	-	-	-	-
Security	-	26,400	-	26,400
Drug Development	-	-	-	-
Corporate	-	-	-	-
Total Revenue	$-	$3,014,887	$-	$7,847,165

Gross Profit
Environmental	$-	$638,579	$-	$2,031,831
Biochar	-	-	-	-
Mitigation Banking	-	-	-	-
Security	-	10,423	-	10,423
Drug Development	-	-	-	-
Corporate	-	-	-	-
Total Gross Profit	$-	$649,002	$-	$2,042,254

Net Income (Loss)
Environmental	$(20,717)	$186,643	$(38,201)	$1,023,829
Biochar	-	(19,164)	-	(19,164)
Mitigation Banking	-	-	-	-
Security	-	(17,105)	-	(17,105)
Drug Development	(125,730)	(106,177)	(424,655)	(451,250)
Corporate	(301,527)	(271,057)	(1,698,087)	(1,387,372)
Total Net Income (Loss)	$(447,974)	$(226,860)	$(2,160,943)	$(851,062)

Adjusted EBITDA
Environmental	$(20,717)	$582,149	$(38,201)	$1,869,280
Biochar	-	(19,164)	-	(19,164)
Mitigation Banking	-	-	-	-
Security	-	(15,677)	-	(15,677)
Drug Development	(125,730)	(106,177)	(424,655)	(451,250)
Corporate	(297,224)	(270,170)	(1,395,800)	(970,752)
Total Adjusted EBITDA	$(443,671)	$170,961	$(1,858,656)	$412,437

First Quarter 2023 Reconciliation of Net Income (Loss) to Adjusted EBITDA

	1Q 2022	1Q 2023	1Q 2022 LTM	1Q 2023 LTM
Net Income (Loss)
Environmental	$(20,717)	$186,643	$(38,201)	$1,023,829
Biochar	-	(19,164)	-	(19,164)
Mitigation Banking	-	-	-	-
Security	-	(17,105)	-	(17,105)
Drug Development	(125,730)	(106,177)	(424,655)	(451,250)
Corporate	(301,527)	(271,057)	(1,698,087)	(1,387,372)
Total Net Income (Loss)	$(447,974)	$(226,860)	$(2,160,943)	$(851,062)

Interest
Environmental	$-	$42,750	$-	$97,152
Biochar	-	-	-	-
Mitigation Banking	-	-	-	-
Security	-	-	-	-
Drug Development	-	-	-	-
Corporate	4,303	887	4,303	23,360
Total Interest	$4,303	$43,637	$4,303	$120,512

Taxes
Environmental	$-	$-	$-	$-
Biochar	-	-	-	-
Mitigation Banking	-	-	-	-
Security	-	-	-	-
Drug Development	-	-	-	-
Corporate	-	-	-	-
Total Taxes	$-	$-	$-	$-

Depreciation
Environmental	$-	$352,756	$-	$748,299
Biochar	-	-	-	-
Mitigation Banking	-	-	-	-
Security	-	1,428	-	1,428
Drug Development	-	-	-	-
Corporate	-	-	-	-
Total Depreciation	$-	$354,184	$-	$749,727

Non-Cash Charges
Environmental	$-	$-	$-	$-
Biochar	-	-	-	-
Mitigation Banking	-	-	-	-
Security	-	-	-	-
Drug Development	-	-	-	-
Corporate	-	-	297,984	393,260
Total Non-Cash Charges	$-	$-	$297,984	$393,260

Adjusted EBITDA
Environmental	$(20,717)	$582,149	$(38,201)	$1,869,280
Biochar	-	(19,164)	-	(19,164)
Mitigation Banking	-	-	-	-
Security	-	(15,677)	-	(15,677)
Drug Development	(125,730)	(106,177)	(424,655)	(451,250)
Corporate	(297,224)	(270,170)	(1,395,800)	(970,752)
Total Adjusted EBITDA	$(443,671)	$170,961	$(1,858,656)	$412,437

Non-GAAP Financial Information

In addition to our results under Generally Accepted Accounting Principles (“GAAP”), in this release we also present certain other supplemental measures of financial performance that are not required by or presented in accordance with GAAP, including Adjusted Earnings Before Interest Taxes Depreciation and Amortization (“Adjusted EBITDA”). We calculate Adjusted EBITDA as net income (loss) before interest expense, income tax expense, depreciation and amortization, and non-cash stock-based compensation expenses related to restricted stock grants and stock options issued to directors and selected employees and consultants. Adjusted EBITDA is one of the primary metrics used by management to evaluate our financial performance, analyze the effectiveness of our business strategies, and make budgeting and capital allocation decisions. However, these non-GAAP measures do have certain limitations and should not be considered as an alternative to net income (loss), earnings (loss) per share or any other performance measures derived in accordance with GAAP.

About Malachite Innovations, Inc.

Headquartered in Cleveland, Ohio, Malachite Innovations, Inc. is a public holding company dedicated to improving the health and wellness of people and the planet through a novel and innovative approach to impact investing. Malachite owns and operates a balanced portfolio of operating businesses focused on developing long-term solutions to environmental, social and health challenges, with a particular focus on economically disadvantaged communities. Malachite takes an opportunistic approach to impact investing by leveraging its competitive advantages and looking at solving old problems in new ways. Malachite seeks to thoughtfully allocate its capital into ventures that are expected to make a positive impact on the people-planet ecosystem and generate strong investment returns for its shareholders.

Notice Regarding Forward-Looking Statements

This press release contains “forward-looking statements” as that term is defined in Section 27(a) of the Securities Act of 1933, as amended and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements in this press release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Although we believe that these statements are based on reasonable assumptions, they are subject to numerous factors that could cause actual outcomes and results to be materially different from those indicated in such statements. Such factors include, among others, the inherent uncertainties associated with new projects and development stage companies, timing of clinical trials and product development, business strategy and new lines of business. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K for the most recent fiscal year, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission.

Malachite Innovations, Inc.

Investor Relations

P: +1 (216) 304-6556

E: ir@malachiteinnovations.com

W: www.malachiteinnovations.com